                                                                  Exhibit 10 (o)

                              AMENDED AND RESTATED

                        MARKETING AND SERVICES AGREEMENT

                                  By and Among

                        PHYSICIANS HEALTH SERVICES, INC.

                               and its affiliate,

                 PHYSICIANS HEALTH SERVICES OF NEW JERSEY, INC.

                                       and

                 THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

     AMENDED AND RESTATED MARKETING AND SERVICES AGREEMENT

     Reference is hereby made to the Marketing and Services Agreement (the "Marketing and Services Agreement") made and entered into as of April 17, 1996 (the "Inception Date") by and among PHYSICIANS HEALTH SERVICES, INC., a corporation organized under the laws of the State of Delaware, and its affiliate, PHYSICIANS HEALTH SERVICES OF NEW JERSEY, INC., a corporation organized under the laws of the State of New Jersey as a health maintenance organization (collectively, "PHS," unless the context indicates reference to Physicians Health Services, Inc. or Physicians Health Services of New Jersey, Inc. as separate corporate entities), and THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, a mutual life insurance company organized under the laws of the State of New York ("Guardian"). This Amended and Restated Marketing and Services Agreement is dated as of October 1, 1996, and when executed by the parties hereto, shall supersede and replace the Marketing and Services Agreement and shall constitute a binding and enforceable amendment to the Marketing and Services Agreement in its entirety.

     THE MARKETING AND SERVICES AGREEMENT IS AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

     This Amended and Restated Marketing and Services Agreement (this "Agreement") is made and entered into as of this 1st day of October, 1996 by and among PHYSICIANS HEALTH SERVICES, INC., PHYSICIANS HEALTH SERVICES OF NEW JERSEY, INC. and GUARDIAN.

                                    RECITALS

     WHEREAS, PHS, which is licensed to operate a health maintenance organization in the State of New Jersey, maintains a network of health care providers in the State of New Jersey, and is authorized to offer for sale plans providing managed care health care benefits in such State;

     WHEREAS, Guardian desires to make different types of managed care health coverage plans available for sale by the Guardian Marketing Force (as defined herein) in the State of New Jersey:

     WHEREAS, PHS is willing to make its managed care health coverage plans available for sale by the Guardian Marketing Force;

     WHEREAS, Guardian is authorized to offer for sale preferred provider organization plans and indemnity insurance contracts (collectively, "Health Insurance Contracts," as defined herein) to individuals and groups in the State of New Jersey and to offer certain other insurance plans in such State, including group life, disability and dental insurance plans ("Ancillary Products," as defined herein);

     WHEREAS, PHS desires to make Health Insurance Contracts and Ancillary Products available for sale by PHS in the State of New Jersey;

     WHEREAS, PHS and Guardian each desire to market "multi-choice" plans, which give employees the option of choosing benefits under pre-selected combinations of health coverage plans; and

     WHEREAS, PHS and Guardian desire to enter into a reinsurance transaction, pursuant to which Guardian will reinsure PHS with respect to risks under HMO Plans (as defined herein);

     NOW THEREFORE, in consideration of the mutual agreements contained herein, the sufficiency of which is hereby acknowledged, and in consideration of the performance by the parties of their obligations under this Agreement, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings (definitions are applicable to both the singular and the plural form of each term defined herein):

     "Ancillary Products" means the life insurance, short- and long-term disability insurance, accidental death and dismemberment insurance, and dental insurance products offered by Guardian as designated by the parties from time to time.

     "Business Day" means any day except Saturday or Sunday or any legal Federal or New Jersey holiday.

     "Change of Control" means the acquisition, in a single transaction or in a series of related transactions, by a person, an entity, or a group of persons or entities acting in concert of: (i) twenty-five percent (25 %) or more (a) of the voting common stock of Physicians Health Services, Inc. or Physicians Health Services of New Jersey, Inc. (excluding any acquisition of stock by a party currently owning twenty-five percent (25 %) or more of such common stock), or
(b) fifty-one percent (51 %) or more of the aggregate value of the assets of Physicians

Health Services, Inc. or Physicians Health Services of New Jersey, Inc.; or (ii) twenty-five percent (25 %) or more of any ownership interest in Guardian.

     "Continuation Plan" has the meaning given such term in the HMO Reinsurance Agreement.

     "Contractholder" means an employer in the Service Area who or which executes an enrollment agreement with respect to any Managed Care Contract subject to this Agreement.

     "Contract Termination Date" means the effective date upon which the Agreement terminates pursuant to the applicable Section in Article X below.

     "Eligible Employee" means an employee who is eligible to enroll in the Contractholder's Plan.

     "Effective Date" shall have the meaning set forth in Section 10.1.

     "Guardian Marketing Force" means employees of Guardian, and any agents under contract with Guardian who or which are licensed in the State of New Jersey to sell individual and/or group health insurance contracts and who or which are acting on behalf of Guardian, but not including employees or agents of PHS, or independent brokers.

     "Health Insurance Contracts" means contracts for health insurance offered on a fee for service or indemnity basis by Guardian in the Service Area when such contracts are marketed and sold under the tradename "The Guardian & PHS Healthcare Solutions," or such other tradename as the parties may mutually agree to from time to time. Health Insurance Contracts include preferred provider plans using the PHS Network or PHCS' network of providers offered by Guardian in the Service Area.

     "HMO Plans" means commercial contracts for health care services provided by PHS to Contractholders in the Service Area utilizing the PHS Network to provide health care services when such contracts are marketed and sold under the tradename "The Guardian & PHS Healthcare Solutions," or such other tradename as the parties may mutually agree to from time to time. HMO Plans include HMO Plans with a "point-of-service" feature.

     "HMO Reinsurance Agreement" means the form of Reinsurance Agreement described in Section 9.1 and attached hereto as Exhibit A-1.

     "Managed Care Contracts" means any HMO Plan or Health Insurance Contract purchased by a Contractholder pursuant to Article 11 below.

     "Marketing Materials" shall have the meaning set forth in Section 2.6.

     "Material Change" shall have the meaning set forth hi Section 6.3.

     "PHCS" means Private Healthcare Systems, Incorporated, a Delaware corporation with its headquarters in Waltham, Massachusetts, that organizes managed care networks.

     "PHS Network" means the network of health care providers in the Service Area; including physicians and other individual practitioners and health care facilities or individual practice associations, who or which are under direct or indirect contract with PHS to provide services to Subscribers under a HMO Plan.

     "Plans" means the HMO Plans, Health Insurance Contracts and Ancillary Products sold pursuant to this Agreement.

     "Quarter" means each of the four consecutive three-month periods in a calendar year.

     "Quarterly Accounting Report" shall have the meaning set forth in Section 8.1.

     "Service Area" means the State of New Jersey.

     "Subscriber" means the persons, including, but not limited to, Eligible Employees, who have enrolled in a Managed Care Contract and who meet the Contractholder's and the Managed Care Contract's eligibility requirements.

                                   ARTICLE II

                              MARKETING AND SALES

     2.1 Marketing and Sale of the HMO Plans by Guardian. (a) During the term of this Agreement, Guardian shall have the right to market HMO Plans to its existing and prospective customers through the Guardian Marketing Force, pursuant to the terms of Section 2.3 below.

     (b) Except as permitted by 2.1(c) below, Guardian shall not enter into any marketing agreements or similar agreements with any managed care organization other than PHS for purpose of offering managed care products for sale in the Service Area.

     (c) Nothing contained in this Agreement shall limit Guardian's right to contract with PHCS for the purpose of developing managed care networks in the Service Area or elsewhere: provided, however, that during the term of this Agreement, Guardian shall not, without consulting with PHS, replace a HMO Plan with a similar type of plan utilizing a PHCS network.

     (d) Nothing contained in this Agreement shall limit Guardian's right to market Health Insurance Contracts and Ancillary Products not subject to this Agreement directly to employers with whom Guardian contracts.

     2.2 Marketing and Sale of Health Insurance Contracts by PHS: Ancillary Products.

     (a) During the term of this Agreement, PHS shall have the right to market Health Insurance Contracts and Ancillary Products to its existing and prospective customers in the Service Area, pursuant to the terms of Section 2.3 below.

     (b) Except with Guardian's prior written consent and except as permitted by
Section 2.2(c) below, PHS shall not enter into marketing or similar agreements with any entity other than Guardian with respect to marketing in the Service Area of HMO Plans, Health Insurance Contracts or Ancillary Products or insurance products substantially similar to the Health Insurance Contracts or Ancillary Products.

     (c) PHS expressly acknowledges and agrees that notwithstanding anything to the contrary stated in this Section 2.2(c), that it has not, and that it will not, enter into any marketing or similar agreement with any entity other than Guardian with respect to marketing in the Service Area of any commercial, fully insured HMO Plan, Health Insurance Contract or Ancillary Product. Nothing contained in this Agreement shall limit PHS' right to contract with Mastercare Companies, Inc. ("Mastercare") for the purpose of marketing a managed care workers compensation plan; provided, however, that during the term of this Agreement, PHS shall not, without consulting with Guardian, solicit any Contractholder for the purpose of replacing a Managed Care Contract with a plan jointly marketed by PHS and Mastercare. Guardian acknowledges and agrees that PHS may enter into arrangements in the Service Area with respect to marketing Ancillary Products in connection with PHS' Medicare and Medicaid health maintenance organization plans ("Government Plans"). Guardian also acknowledges and agrees that prior to the Effective Date that PHS entered into an arrangement with Dental Benefit Providers to market dental products (the "DBP Plans") in the Service Area. PHS agrees that from and after the Effective Date that it will not market the DBP Plans other than in connection with the marketing of the Government Plans. Guardian further acknowledges and agrees that prior to the Effective Date that PHS entered into arrangements with All America Financial Services, Inc. ("AAFS"), International Netherlands Group and its subsidiaries (collectively, "ING") and Lincoln National Life Insurance Company of America ("LNLICA") to market specific and aggregate stop-loss premium health maintenance organization plans ("Stop-Loss Plans") and that PHS marketed the life insurance products of AAFS, ING and LNLICA in connection with such arrangements. PHS agrees that from and after the December 31, 1997, that it will not market Stop-Loss Plans or life insurance products in connection with such Stop-Loss Plans unless it gives Guardian the opportunity to provide such stop-loss coverage to PHS. If Guardian is able to provide such stop-loss coverage at a rate which does not exceed by more than five percent (5 %) the average of the rates provided by AAFS, ING and LNLICA, then PHS will utilize Guardian to provide such stop-loss coverage. In the event there is a Change of Control and PHS is acquired by, or PHS is merged with, any entity, the limitations set forth in Section 2.2(b) of this Agreement shall apply to the surviving entity.

     (d) Nothing contained in this Agreement shall limit PHS's right to market HMO plans not subject to this Agreement directly to employers with whom PHS contracts.

     2.3 Multi-Choice and Stand-Alone Arrangements. (a) Guardian shall have the right to market HMO Plans after regulatory approval has been obtained, (i) under multi-choice arrangements with Contractholders, pursuant to which Eligible Employees will be offered health care coverage options consisting of HMO Plans or Health Insurance Contracts, and (ii) under stand-alone arrangements, pursuant to which Eligible Employees will be provided with only the HMO Plan purchased by the Contractholder.

     (b) PHS shall have the right to market Health Insurance Contracts (i) after regulatory approval has been obtained, under multi-choice arrangements with Contractholders, pursuant to which Eligible Employees will be offered health care coverage options consisting of HMO Plans or Health Insurance Contracts, and
(ii) under stand-alone arrangements, pursuant to which Eligible Employees will be provided with only the Health Insurance Contract purchased by the Contractholder.

     (c) PHS agrees to use its best efforts to market Ancillary Products to its existing and prospective customers; provided, however, that, the failure of PHS to use its best efforts to market such Ancillary Products shall not entitle Guardian to terminate this Agreement pursuant to Article X below.

     2.4 Priority. Neither party shall solicit any employer group with which the other party had an existing contractual relationship as of the Inception Date for the provision of health care services or health insurance (or with which, as of the Inception Date, such other party was engaged in negotiating or renegotiating a contract for such services) without the prior consent of such other party.

     2.5 Identification of Managed Care Contracts. The Managed Care Contracts shall be marketed under the collective designation "The Guardian & PHS Healthcare Solutions." Each Managed Care Contract shall be assigned a specific trade name, to be agreed to by the parties.

     2.6 Marketing Materials. PHS and Guardian shall jointly develop handbooks, enrollment forms, identification cards and all other marketing materials relating to the Managed Care Contracts (collectively, "Marketing Materials"). The parties agree that the cost of the initial development and production of such Marketing Materials shall be shared equally by the parties pursuant to
Section 7.4 below. Thereafter, the party responsible for reproducing such Marketing Materials shall include the cost of such reproduction in Schedule B as a reimbursable expense. To the extent consistent with administrative requirements, and to the extent permitted by law or regulations, all Marketing Materials will consist of each party's existing Marketing Materials, modified to reflect the terms of this Agreement. Neither party will use Marketing Materials reflecting this Agreement or using the name of the other party, without the other party's prior approval.

     2.7 Training. PHS and Guardian shall jointly develop training programs regarding marketing and administering the Managed Care Contracts for all members of the Guardian Marketing Force and for Guardian and PHS personnel engaging in marketing or administrative functions.

                                   ARTICLE III

                     UNDERWRITING, RATES AND ADMINISTRATION

     3.1 Underwriting and Administration of HMO Plans. (a) PHS shall be responsible for developing and filing with the appropriate regulatory authorities the rates for the HMO Plans. Guardian shall utilize such filed rates and shall be responsible for calculating premiums according to established underwriting guidelines for the HMO Plans subject to the requirements of applicable law; provided, however, that, the parties agree that they will mutually develop the premiums for any HMO Plan marketed to a group of more than five hundred (500) employees. PHS shall provide Guardian with all information reasonably relating to rating methodology, including, without limitation, cost assumptions, anticipated loss ratios and other actuarial assumptions, and provider and facility agreements. Underwriting guidelines for HMO Plans that are to be marketed pursuant to this Agreement will be mutually developed by the parties.

     (b) Except as otherwise expressly provided for herein, PHS shall be solely responsible for administration of the HMO Plans, including the payment of claims, withholds, taxes and all other amounts (other than commissions) payable to any person with respect to HMO Plans.

     3.2 Underwriting and Administration of Health Insurance Contracts and Ancillary Products. (a) Guardian shall be responsible for developing and filing with the appropriate regulatory authorities the rates for the Health Insurance Contracts and Ancillary Products. Guardian shall utilize such filed rates and shall be responsible for calculating premiums for the Health Insurance Contracts and Ancillary Products, subject to the requirements of applicable law.

     (b) Guardian shall be solely responsible for administration of Health Insurance Contracts and Ancillary Products, including the payment of claims, taxes and all other amounts payable with respect to such contracts.

     3.3 Discounts. Any discount of manual rates for any HMO Plan which exceeds a mutually agreed upon amount (as set forth in the underwriting guidelines mutually agreed upon by the parties), must be jointly authorized by the underwriting departments of each of the parties, subject to the laws and regulations of the States of New Jersey and New York applicable to such Plans.

                                   ARTICLE IV

           BILLING AND COLLECTION OF PREMIUMS: PAYMENT OF COMMISSIONS

     4.1 Billing and Collection of Premiums. (a) Guardian shall be responsible for billing and collection of premiums for all Plans, regardless of how such Plans are marketed.

     (b) Premiums received by Guardian from Contractholders with respect to HMO Plans will be held for the benefit of PHS during the Quarter in which such premiums are received. Interest shall be credited on the cash balances held by Guardian, at an annual rate equal to as set forth in Article VII of the HMO Reinsurance Agreement.

     (c) The amount of net premiums held by Guardian at the end of each Quarter with respect to HMO Plans (i.e., premiums received, plus interest credited in accordance with Section 4.l(b) above, less commissions paid to agents or brokers pursuant to Section 4.2 below), reduced by any claims reimbursed to PHS (including withholds) and other amounts as agreed to by the parties shall be paid in accordance with Section 7.3 of the HMO Reinsurance Agreement.

     4.2 Commissions. (a) Commissions with respect to Plans sold pursuant to this Agreement shall be paid according to the schedule of commissions set forth in Schedule B. The commission rates to be paid with respect to Plans may be changed from time to time, as agreed to jointly by PHS and Guardian, provided that the party not proposing the change shall not unreasonably withhold its consent to a change by the proposing party. All Managed Care Contracts shall be priced to include expense factors for appropriate commission payments.

     (b) Guardian shall make payment of all commissions to members of the Guardian Marketing Force, to independent brokers and to Physicians Health Insurance Services, Inc., an insurance agency ("PHIS"), to the extent that such commissions become due as a result of the sale of Plans subject to this Agreement. Guardian shall act as PHS's agent in the payment of commissions for HMO Plans. PHS shall have responsibility for any other compensation with respect to Plans sold by PHIS.

     (c) Each party shall be responsible for ensuring that its employees or agents are appropriately licensed and appointed, as necessary, to sell Managed Care Contracts or Ancillary Products and to receive commissions. All payments of commissions to agents, brokers or employees shall comply with applicable laws, rules, ordinances and regulations.

     (d) Limitations on Commission and Marketing Fees. Notwithstanding any other provision of this contract, the total of commissions and marketing fees payable by Guardian under this Agreement shall not exceed any limitations set forth in
Section 4228 of the New York State Insurance Law.

                                    ARTICLE V

                        ENROLLMENT: MEMBERSHIP SERVICES

     5.1 Enrollment. (a) Guardian and PHS shall jointly enroll new Contractholders and Subscribers purchasing Managed Care Contracts.

     (b) Each party shall be responsible for obtaining enrollment information from Contractholders and Subscribers with respect to those Managed Care Contracts sold by such party's Marketing Force and shall transmit such information to the other party on a timely basis in a format that is acceptable to the other party.

     5.2 Meetings with Contractholders and Subscribers. Guardian and PHS shall cooperate in conducting employee on-site enrollment meetings.

     5.3 Enrollment Materials. All enrollment agreements, forms and other materials, including Subscriber handbooks and identification cards, used for Contractholders and Subscribers shall be either PHS's or Guardian's existing approved forms, modified as necessary to reflect the terms of this Agreement, and the administrative requirements of PHS and Guardian, respectively. All such materials shall specify that PHS is the underwriter of HMO Plans, and that Guardian is the underwriter of Health Insurance Contracts and Ancillary

Products. Neither party will use enrollment materials reflecting this Agreement, or using the name of the other party; without the other party's approval.

     5.4 Enrollment Reports. (a) PHS and Guardian shall prepare periodic and timely reports as set forth in Schedule C showing all Managed Care Contracts sold, renewed or terminated, and other enrollment information required by either party in order to perform its duties with respect to such Contracts. Such reports shall be made by each party on a periodic and timely basis on the Business Day following the date of transactions or other matters reported, and shall be transmitted by electronic transmission in a form reasonably acceptable to the receiving party.

     (b) PHS and Guardian shall prepare periodic reconciliations of the enrollment information in the possession of each party.

     5.5 Membership Services. All membership services with respect to Subscribers under HMO Plans shall be provided by PHS.

                                   ARTICLE VI

                             PHS NETWORK MANAGEMENT

     6.1 PHS Network Management. (a) PHS shall be solely responsible for development and maintenance (including, without limitation, quality assurance, utilization management and credentialing protocols) of the PHS Network. PHS shall provide Guardian with an accurate listing of the composition of the PHS Network at the Effective Date, and thereafter shall update the listing periodically, showing additions and deletions to the composition of the PHS Network.

     (b) PHS shall be solely responsible for any loss or liability arising from any inaccuracy in such listings.

     (c) Guardian may recommend additions to, or deletions from, the PHS Network, and PHS shall endeavor to be responsive to accommodate Guardian's recommendation. PHS shall have the sole authority to enter into contracts with providers.

     6.2 Medical Management. PHS shall be solely responsible for all claims processing and auditing, health services (including hospital pre-certification, outpatient pre-certification, large claim case management and utilization review) and all risk accounting for the provider bonus arrangements under the HMO Plans.

     6.3 Material Change in PHS Network. (a) PHS acknowledges that maintenance of an adequate network of health care providers in the Service Area is of primary concern to Guardian, and agrees to notify Guardian if the PHS Network fails to meet the criteria set forth below. PHS further acknowledges and agrees that any failure to meet the PHS Network adequacy criteria to be developed by the parties constitutes a material change in PHS Network.

     (b) PHS agrees to use its best efforts to develop an adequate network of health care providers. A review of PHS Network adequacy shall be made by the parties at quarterly intervals for the twelve (12) months following the Effective Date of this Agreement to monitor the progress of development of the PHS Network in the Service Area. If, at the end of this twelve (12) month period, Guardian reasonably determines that the PHS Network is not be "marketable;" Guardian shall provide written notice of such determination to PHS. PHS shall be allowed thirty (30) days from the receipt of such notice to present to Guardian a plan to cure the deficiencies in the PHS Network, which plan shall be reasonably satisfactory to Guardian. If PHS does not present a reasonably satisfactory plan to cure such deficiencies within such thirty (30) day period, or if the plan is not carried out according to its terms, then Guardian shall have the termination rights provided by Section 10.7 of this Agreement.

     (c) At the end of the twelve (12) month period described in Section 6.3(b) above, the parties shall develop specific PHS Network adequacy standards, taking into account both the number of health care providers in the PHS Network in each county in the Service Area, and the number of providers in other managed care organizations operating in the same counties.

     6.4 Professional Liability Insurance. (a) PHS shall require each physician member of the PHS Network to maintain professional liability insurance, with limits of at least $1,000,000 per occurrence, and $3,000,000 in the aggregate for individual practitioners and practice groups, and $1,000,000 per occurrence and $3,000,000 aggregate for hospitals, clinics and other institutional providers. Guardian accepts that hospitals and other institutional providers may self-insure or self-retain with respect to such liability limits, as permitted by applicable New Jersey law and regulations. Guardian also recognizes that liability limits for the following individual non-physician members of the PHS Network may be $1,000,000 per occurrence and $1,000,000 in the aggregate: chiropractors, social workers, audiologists, speech pathologists, optometrists, physical therapists and occupational therapists.


                                   ARTICLE VII

             MARKETING AND ADMINISTRATIVE SERVICES FEE AND EXPENSES

     7.1 Guardian's Marketing and Administrative Services Fee. PHS shall pay Guardian a Marketing and Administrative Services Fee for the duties assigned to Guardian under this Marketing and Services Agreement equal to the amount shown on Schedule B; as it may be amended from time to time, for each Quarter, or portion thereof, during which this Agreement is in effect.

     7.2 PHS's Administrative Services Fee. PHS shall be entitled to an Administrative Services Fee for the administrative duties assigned to PHS under this Marketing and Services

Agreement equal to the amount shown on Schedule B, as it may be amended from time to time, for each Quarter, or portion thereof, during which this Agreement is in effect.

     7.3 Adjustments of Fee. The Fees set forth in Schedule B shall remain in effect for four Quarters, or portion thereof, beginning with the Quarter that includes the Effective Date. Each party shall have the right to adjust the Fees payable hereunder for any subsequent period of four Quarters by providing notice to the other party of an amendment of Schedule B no less than forty-five (45) calendar days prior to the beginning of the next such period. Such adjustment will be limited to an amount necessary to cover changes in that party's costs of providing services hereunder, without provision of profit.

     7.4 Expenses. Each party shall be responsible for its expenses incurred in connection with this Agreement; provided, however, that expenses attributable to the development and initial production of Marketing Materials shall be shared equally. Each party shall calculate such expenses (including, without limitation, a reasonable allocation of internal expenses, production and printing expenses and legal expenses incurred in connection with obtaining regulatory approval of any forms) on a Quarterly basis, and shall provide the other party with a schedule of such expenses in connection with each Quarterly Accounting Report. A party whose expenses under this Section 7.4 exceed one-half of the aggregate of the expenses incurred by both parties for the Quarter shall be entitled to reimbursement for such excess within forty-five (45) calendar days from the end of such Quarter.

     7.5 Reinsurance Agreement. At the option of the parties, the fees and expenses hereunder may be incorporated in any Reinsurance Agreement entered into between the parties

(or affiliates of the parties) to the extent that such fees relate to reinsured Managed Care Contracts.


                                  ARTICLE VIII

                            ACCOUNTING AND REPORTING

     8.1 Quarterly Accounting Reports. Within forty-five (45) calendar days of the end of each Quarter, each party shall supply the other with a Quarterly Accounting Report as defined in Section 7.3 of the Reinsurance Agreement. Quarterly Accounting Reports shall be made for the Quarter that includes the Effective Date, and shall be made for each Quarter following the Contract Termination Date if any amount is due any party under this Agreement.

     8.2 Settlements. Settlement of all amounts due pursuant to this Agreement shall be made on a net basis in connection with the Quarterly Accounting Report. If one party owes a net amount to the other, such amount shall be paid in accordance with Section 7.3 of the HMO Reinsurance Agreement.

     8.3 Reconciliation. Each party shall have the right to review all individual components of transactions entered into each Quarterly Accounting Report. The parties shall have twenty (20) Business Days from the day the Quarterly Accounting Report is submitted to report any deficiency in such report and to request an adjustment of any payment made to or received by either party. Any amount due either party in connection with such reconciliation shall be paid within twenty (20) calendar days of the receipt of notice that additional amounts are due.

     8.4 Best Efforts to Supply Actual Data. In preparing all reports required in this Agreement, Guardian or the PHS, as the case may be, shall make its best efforts to supply the actual data. If the actual data cannot be supplied with the appropriate report, Guardian or PHS, as the case may be, shall produce best estimates, and shall provide amended reports based on actual data no more than thirty (30) calendar days after such report was originally due.

     8.5 Statement of Actuarial Opinion. (a) Within forty-five (45) calendar days after the end of the calendar year, each party shall provide the other with a Statement of Actuarial Opinion certifying the adequacy of the reserve for products covered under this Agreement. The Actuarial Opinion must state whether or not the reserve for products covered under this Agreement meet the minimum standards of all states where each party is licensed, and if not, the Actuarial Opinion must state the difference between reserves and state minimums

     (b) The Actuarial Opinion shall meet the requirements set forth in the NAIC's Actuarial Opinion and Memorandum Regulation and shall be signed by each party's "Appointed Actuary." The Appointed Actuary may or may not be an employee of such party.


                                   ARTICLE IX

                             REINSURANCE AGREEMENTS

     9.1 HMO Reinsurance Agreement. The parties each hereby acknowledge that, simultaneously with the execution of this Agreement, they intend to enter into a reinsurance agreement in the form attached hereto as Exhibit A-1 (the "HMO Reinsurance Agreement").

The parties intend, under the terms of the HMO Reinsurance Agreement, that PHS will cede to Guardian certain specified percentages of the risks under the HMO Plans, including those HMO Plans with a point-of-service feature, as more fully described in the HMO Reinsurance Agreement. The parties further intend that Guardian will retrocede to Physicians Health Services (Bermuda) Ltd., a affiliate of PHS, a specified percentage of the risks under the out-of-network portion of those HMO Plans with a point-of-service feature. In return, Guardian and Physicians Health Services (Bermuda) Ltd. shall be allocated specified percentages of premiums received by Company with respect to the HMO Plans, all as more fully described in the HMO Reinsurance Agreement.

                                    ARTICLE X

                              TERM AND TERMINATION

     10.1 Effective Date. This Agreement shall become effective on October 1, 1996 (the "Effective Date"), and shall continue in effect unless terminated pursuant to the terms of this Article X. Notwithstanding anything to the contrary stated in this Article X, this Agreement shall continue in effects solely with respect to the provision of administrative services, for any Managed Care Contract in effect on the Contract Termination Date until 180 days subsequent to the next succeeding renewal date of any Managed Care Contract following such Contract Termination Date; and provided, further however, that in the event of a termination pursuant to Section 8.6 of the HMO Reinsurance Agreement, this Agreement shall remain in effect solely with respect to the provision of administrative services with respect to any Continuation Plan for the period stated in Section 8.6 of the HMO Reinsurance Agreement.

     10.2 Termination for Insufficient Premiums. Either party shall have the right to terminate this Agreement if, on the first anniversary of the day on which the Managed Care Contracts are first available for sale pursuant to this Agreement, the total annualized premiums for Managed Care Contracts do not exceed five million dollars ($5,000,000). Notice of termination under this
Section 10.2 shall be made within thirty (30) days after the anniversary date, and shall be effective ninety (90) days after such notice is given.

     10.3 Termination Due to Change of Control. In the event of a Change of Control in one party, the other party shall have the right to terminate this Agreement as set forth in Section 8.6 of the HMO Reinsurance Agreement. The Contract Termination Date under this Section 10.3 shall be the effective date of the Change of Control.

     10.4 Termination Without Cause. (a) Either party shall have the right to terminate this Agreement without cause upon 180 days prior written notice to the other party. The Contract Termination Date under this Section 10.4 shall be the 180th day following the giving of the notice required by this Section 10.4.

     (b) If PHS terminates this Agreement pursuant to Section 10.4(a), it agrees to pay Guardian an amount equal to one half the fair market value of all HMO Plans in force on the effective date of termination, other than HMO Plans that
(i) resulted from the conversion of pre-existing PHS contracts to Managed Care Contracts, or (ii) are not continued as PHS plans on or before the first renewal date for such contracts following the effective date of termination.

     (c) The parties will agree to a method of valuation of the HMO Plans (using methods of valuation customarily used in valuing HMO Plans or health insurance business). If the parties are unable to agree on valuation, the matter will be referred to arbitration. Payments required under this Section 10.4 shall be made in connection with the final Annual Accounting Report.

     10.5 Termination For Cause. (a) In the event that either party shall default in the performance of the duties and obligations imposed on it pursuant to the terms of this Agreement or the Reinsurance Agreement(s), or breach any of the provisions contained herein or therein, including the failure to pay any amount when due, or the failure of either party to maintain a level of services under this Agreement that is reasonably satisfactory to the other party, the defaulting party shall be allowed thirty (30) days from written notice of such default or breach to present to the non-defaulting party a plan to cure such default or breach that is reasonably satisfactory to the non-defaulting party. If a reasonably satisfactory plan to cure the default or breach is not submitted within that time, or if the plan is not carried out according to its terms, the non-defaulting party shall have the right to terminate this Agreement and the Reinsurance Agreement(s) upon delivery of written notice of such termination to the defaulting party, which shall be effective upon receipt, without prejudice to any other rights or remedies available to the non defaulting party by reason of such default or breach.

     (b) In the event that either party shall engage in fraudulent, illegal or grossly negligent conduct with respect to its duties and obligations under this Agreement or the Reinsurance Agreement(s), the other party shall have the right to terminate this Agreement and the Reinsurance Agreement(s) upon delivery of written notice of such termination to the defaulting party, which shall be effective upon receipt, without prejudice to any other rights or remedies available to the non defaulting party by reason of the defaulting party's conduct.

     (c) In the event that this Agreement is terminated by Guardian pursuant to this Section 10.5, the provisions of Section 10.4(b) shall apply as if the PHS elected to terminate this Agreement.

     (d) The Contract Termination Date under this Section 10.5 shall be the date of receipt of notification of termination.

     10.6 Termination Due to Financial Impairment or Loss of Authority. In the event that either party shall become unable to perform its obligations under the Managed Care Contracts because of financial impairment or loss of authority to act under law, or by action of any regulatory authority, the other party shall have the right, subject to the requirements of relevant law and receipt of necessary approvals; to terminate this Agreement and to have the Managed Care Contracts assigned to, and all obligations assumed by, an appropriately licensed organization that provides substantially similar healthcare services as described in this Agreement. The Contract Termination Date under this Section
10.6 shall be the date set forth in Section 8.8 of the HMO Reinsurance
Agreement.

     10.7 Termination for Material Change in PHS Network. In the event that the PHS Network undergoes a material change within the meaning of Section 6.3 of this Agreement, PHS shall be allowed thirty (30) days to present to Guardian a plan to cure such Material Change that is reasonably satisfactory to Guardian. If a reasonably satisfactory plan to cure the Material Change is not submitted within that time, or if the plan is not carried out according to its terms, Guardian shall have the right to terminate this Agreement, and the HMO Reinsurance Agreement, upon delivery of written notice of such termination to PHS, which shall be effective upon receipt, without prejudice to any other rights or remedies available to Guardian. The Contract Termination Date under this Section 10.7 shall be the date of receipt of notification to terminate.

     10.8 Buy-Out Provisions. The parties acknowledge and agree that the "buy-out" provisions set forth in Section 10.4(b) above apply only to terminations under Sections 10.4(a) and 10.5 above. Such buy-out provisions do not apply to terminations under any other section of this Agreement or to terminations under the HMO Reinsurance Agreement.


                                   ARTICLE XI

                                INDEMNIFICATION

     11.1 PHS's Indemnification. PHS shall indemnify Guardian against all liabilities, losses, suits, damages, costs, and expenses (including, without limitation, damages resulting from breach of this Agreement and reasonable fees of Guardian's attorneys and other expenses of litigation), net of recoveries from third parties, arising out of or in connection with PHS's obligations under this Agreement; including acts or omissions to act, or negligent, willful, reckless or intentional wrongs, fraud, oppression or bad faith.

     11.2 Guardian's Indemnification. Guardian shall indemnify PHS against all liabilities, losses, suits, damages, costs and expenses (including, without limitation, damages resulting from breach of this Agreement, reasonable fees of PHS's attorneys and other expenses of litigation), net of recoveries from third parties, arising out of or in connection with Guardian's obligations under this Agreement, including acts or omissions to act, or negligent, willful, reckless or intentional wrongs, fraud, oppression or bad faith.

     11.3 Liability under PHS's HMO Plans. Except as specifically set forth in any Reinsurance Agreement(s) to be entered into between the parties, Guardian is not a guarantor, insurer, or reinsurer of, or joint venturer with, PHS. Guardian does not accept any risk of loss for, nor provide any indemnification to PHS, any Contractholder or Subscriber, any provider or any other person with respect to an HMO Plan. PHS shall indemnify Guardian for all liabilities, losses, suits, damages, costs and expenses (including reasonable fees of Guardian's attorneys, and other expenses of litigation), net of recoveries from third parties, arising in connection with a HMO Plan or the PHS Network, including action or failure to act by PHS, or its employees or agents (excluding health care providers who or which are not employees of, or under an agency agreement with, PHS).

     11.4 Liability under Health Insurance Contracts and Ancillary Products. PHS is not a guarantor, insurer, or reinsurer of, or joint venturer with, Guardian. PHS does not accept any risk of loss, nor provide any indemnification to Guardian, any Contractholder or Subscriber, any provider or any other person with respect to a Health Insurance Contract or Ancillary Product. Guardian shall indemnify PHS for all liabilities; losses; suits; damages; costs and expenses (including reasonable fees of PHS's attorneys, and other expenses of litigation), net of recoveries from third parties, arising in connection with a Health Insurance Contract or Ancillary Product, including action or failure to act by Guardian, or its employees or agents.

     11.5 Survival of Article. This Article XI shall survive the termination or nonrenewal of this Agreement.

                                   ARTICLE XII

                                   ARBITRATION

     12.1 Appointment of Arbitrators. In the event of any disputes or differences arising hereafter between the parties with reference to any transaction under or relating in any way to this Agreement, as to which agreement between the parties hereto cannot be reached, the dispute or difference shall be resolved by arbitration. Three arbitrators shall decide any dispute or difference. The arbitrators must be disinterested officers or retired officers of life and health insurance or health maintenance organizations other than the two parties to this Agreement or their affiliates. Each of the parties agrees to appoint one of the arbitrators with the third, to be chosen by the two appointed arbitrators. In the event that either party should fail to choose an arbitrator within thirty (30) calendar days following a written request by the other party to do so, the requesting party may choose a second arbitrator before entering upon arbitration. In the event that the two arbitrators shall not be able to agree on the choice of the third arbitrator within twenty (20) calendar days following their appointment, each arbitrator shall nominate five (5) candidates within ten (10) calendar days thereafter, four (4) of whom the other party shall decline, and the third arbitrator shall be chosen by the President of the American Arbitration Association or his designee. Should the chosen third arbitrator so selected decline to serve, the candidate who was not chosen by the President shall be appointed. This process shall continue until a candidate has agreed to serve.

     12.2 Decision. The arbitrators shall consider customary and standard practices in the health insurance and managed care business. They shall decide by a majority vote of the arbitrators. There shall be no appeal from their written decision. Judgment may be entered on the decision of the arbitrators by any court having jurisdiction. If, in the opinion of the arbitrators, a dispute cannot be otherwise resolved, this Agreement shall be terminated in accordance with Section 10.5 hereof.

     12.3 Expenses of Arbitration. Each party shall bear the expense of its own arbitrator (whether selected by that party, or by the other party pursuant to the procedures set out in Section 12.1) and related outside attorneys' fees, and shall jointly and equally bear with the other party the expenses of the third arbitrator.

     12.4 Applicable Law. Any arbitration instituted pursuant to this Article shall be held in New Jersey and the laws of the State of New Jersey and, to the extent applicable, the Federal Arbitration Act, shall govern the interpretation and application of this Agreement.

     12.5 Survival of Article. This Article shall survive termination of this Agreement.

                                  ARTICLE XIII

                                 MISCELLANEOUS

     13.1 Stop-Loss Coverage. Guardian shall have the right to provide Contractholders with stop-loss insurance or reinsurance with respect to HMO Plans that are Managed Care Contracts subject to this Agreement. Guardian shall have the right to bid on stop-loss reinsurance protection for all other business of PHS. Nothing herein shall require PHS to reinsure HMO Plans that are not Managed Care Contracts with Guardian. In addition, Guardian acknowledges that PHS has certain existing arrangements, and may enter into additional arrangements in the future, for stop-loss reinsurance coverage for HMO Plans that are not Managed Care Contracts which shall remain in effect regardless of this Agreement.

     13.2 Misunderstandings and Oversights. If any delay, omission, error or failure to perform any act required by this Agreement is unintentional and caused by misunderstanding or oversight, PHS and Guardian will adjust the situation to what it would have been had the misunderstanding or oversight not occurred. The party that first discovers such oversight or incorrect act as a result of the misunderstanding will notify the other party in writing promptly upon discovery of the misunderstanding or oversight. The parties shall act to correct the error, omission or oversight within thirty (30) days of notification of the problem. This Section 13.2 shall not be construed as a waiver by either party of its right to enforce strictly the terms of this Agreement.

     13.3 Non-Solicitation. (a) During the term of this Agreement, neither Guardian nor any entity under Guardian's control shall contact, solicit or contract for services with any PHS Network health care provider then under contract with PHS. Nothing in this Agreement shall preclude PHCS from contracting with any PHS Network health care provider.

     (b) During the term of this Agreement, neither party shall knowingly solicit for employment an employee of the other party who has been engaged in activities covered by this Agreement, without written consent of the other party.

     13.4 Regulatory Approval. Performance of the obligations of either party under this Agreement shall be subject to the receipt of necessary regulatory approvals under the laws, regulations and practices of regulatory authorities in New York and New Jersey. PHS and Guardian shall cooperate in attempting to obtain expeditiously any necessary regulatory approvals from regulatory authorities. Each party will bear its own expenses in obtaining such approvals.

     13.5 Audits. Each party shall have the right, upon reasonable notice to the other party, and at the requesting party's expense, to audit the books and records of the other party relating to receipts, enrollment, service standards and other matters relating to this Agreement during regular business hours at the premises of the audited party where such records are normally maintained. The audited party shall reasonably cooperate in any such audit.

     13.6 Headings and Schedules. Headings used herein are not part of this Agreement. Any Schedules or Exhibits attached hereto are part of this Agreement.

     13.7 Compliance with Applicable Laws and Regulations. It is the intention of the parties that this Agreement comply with all existing applicable laws and regulations, as from time to time are in effect, so that the Agreement remains in full force. Each of the parties agrees to comply with all laws; ordinances, rules, regulations and orders of regulatory bodies applicable to the transactions contemplated by this Agreement, including those relating to maintenance of appropriate licenses and the appointment of agents and payment of commissions. Either party shall promptly notify the other party of any complaint, inquiry or lawsuit by any regulatory authority relating to the Managed Care Contracts or to this Agreement.

     13.8 Successors and Assigns: Binding Effect. Except as otherwise provided herein and in the HMO Reinsurance Agreement; this Agreement cannot be assigned by PHS or Guardian without the prior written approval of the other party. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns.

     13.9 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original; but all of which will constitute one and the same agreement.

     13.10 Entire Agreement: Amendment. This Agreement and the Reinsurance Agreement constitute the entire agreement between the parties with respect to the Managed Care Contracts and Ancillary Products, and supersede any previous written or oral agreements. This Agreement shall be amended only by written agreement signed by a duly authorized officer of each of PHS and Guardian, and any change to this Agreement shall be null and void unless made by such written agreement; provided, however, that where, under insurance, health or other applicable laws or regulations, the approval of any such amendment to this Agreement by one or more federal, state or local governmental or regulatory authorities is required, the amendment shall not take effect unless and until all such necessary approvals have been obtained and received by both PHS and Guardian. In the event that any such approval is required, PHS and Guardian shall each take all necessary actions in order to obtain such approval.

     13.11 Waivers. The waiver by either of the parties of the other party's prompt and complete performance, or breach or violation, of any provisions of this Agreement and related documents shall not operate or be construed as a waiver of any subsequent breach or violation, and the waiver by any of the parties to exercise any right or remedy which it may possess hereunder shall not operate or be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

     13.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws thereof.

     13.13 Severability. In the event any section or provision of this Agreement or related documents is found to be void and unenforceable by a court of competent jurisdiction, the remaining sections and provisions of this Agreement or related documents shall nevertheless be binding upon the parties with the same force and effect as though the void or unenforceable part had not been severed or deleted.

     13.14 Notices. Any notice to be given pursuant to the terms of this Agreement shall be given in writing either by personal delivery or by mail, registered or certified, return receipt requested and postage prepaid. Mail notices shall be sent to the parties at their respective addresses as shown:

          If to Guardian:

          The Guardian Life Insurance Company of America
          201 Park Avenue South
          New York, New York 10003
          Attention: Edward K. Kane, Esq.

          If to Physicians Health Services, Inc.:

          Physicians Health Services' Inc.
          120 Hawley Lane
          Trumbull, Connecticut 06611
          Attention: Regina M. Campbell
          Senior Vice President & Chief Administrative Officer


          If to Physicians Health Services of New Jersey, Inc.:

          Physicians Health Services of New Jersey, Inc.
          Mack Center 4
          South 61
          Paramus Road
          Paramus, New Jersey 07652
          Attention:
          Executive Director

     13.15 Confidentiality. (a) Neither Guardian nor PHS shall disclose any proprietary or confidential information of the other party to a third party without the express written consent of the other party to this Agreement. For purposes of this Agreement, "proprietary and confidential" information will include, without limitation, all internal business practices and business records, information concerning products and pricing, contracts, computer hardware and software or business methods in any form whatsoever, peer review, quality assurance and grievance procedures, any aspect of the utilization review program, provider fee schedules, reimbursement schedules, or discounts, and advertising or marketing information, but not including information otherwise available to the public. Neither party shall use any proprietary and confidential information of the other party for its own benefit. Upon termination of this Agreement, each party will immediately return to the other party any confidential information, claims files necessary for the continued administration of any Plan, and other property of the other party.

     (b) Guardian and PHS agree to maintain the confidentiality of any health care information pertaining to Subscribers including, without limitation, files, records, reports, and other information prepared and maintained in connection with this Agreement, in accordance with all applicable laws and regulations.

     (c) Each Party shall obtain any necessary consent from Subscribers with respect to the release to the other party of any confidential information relating to such Subscribers, by means of general or specific releases, as appropriate. Each party shall notify the other if it becomes aware that proper releases have not been obtained.

     (d) Guardian shall not make any list of PHS providers available to any person other than appropriate regulatory authorities. Guardian employees who are engaged in operations relating to this Agreement, and independent brokers and other persons engaged in marketing of Managed Care Contracts.

     13.16 Press Releases. No public statement or press release regarding the existence of this Agreement shall be made by either party without obtaining the prior written consent of the other party, except as required by applicable laws or regulations.

     13.17 Relationship of Parties. The parties to this Agreement are and shall remain independent contractors. Neither party is the employee or agent of the other party, except as set forth herein, and neither party has an express or implied right to bind the other party. The parties do not intend to form a joint venture, partnership, or to be governed by laws relating to any relationship other than that of independent contractors. Neither party is authorized to modify, alter or waive the terms of any product issued by the other party.

     13.18 Offset. In the event that either party to this Agreement shall fail to make payment of any amount that is due and owing to the other party under this Agreement, all mutual debts shall be offset, and only the balance of such debts shall be paid.

     13.19 Financial Statements. Each party shall furnish financial statements as filed with the appropriate regulatory authority to the other party upon request.

     13.20 Regulatory Review. The parties acknowledge and agree that this Agreement is subject to the review and approval of the New Jersey and the New York State Departments of Insurance. The parties expressly agree that any revisions to this Agreement required by the New Jersey or the New York State Departments of Insurance will be addressed in an amendment to, or restatement of, the Agreement.

                                    EXECUTION

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                        PHYSICIANS HEALTH SERVICES, INC.

                                        By   /s/  Regina M. Campbell
                                             ------------------------------
                                             Name Regina M. Campbell
                                             Title Senior Vice President



                                        PHYSICIANS HEALTH SERVICES
                                        OF NEW JERSEY, INC.

                                        By   /s/  Regina M. Campbell
                                             ------------------------------
                                             Name Regina M. Campbell
                                             Title Senior Vice President



                                        THE GUARDIAN LIFE INSURANCE
                                        COMPANY OF AMERICA

                                        By   /s/  Joseph D. Sargent
                                             ------------------------------
                                              Name   Joseph D. Sargent
                                              Title President and CEO

                                   SCHEDULE A

                     DESCRIPTION OF MANAGED CARE CONTRACTS

     [DESCRIBE NJ PLANS]

NEW JERSEY--STATUTORY PLANS--GROUPS WITH 2-49 EMPLOYEES--HEALTHCARE SOLUTIONS

PASSPORT HMO
================================================================================
J40000                   PHS/NJ 5/75         Benefits are based on New Jersey
INJSP                                        mandated plan design.
                                             Available eff. 5/1/96
--------------------------------------------------------------------------------
J41000                   PHS/I4J lO/lOO      Benefits are based on New Jersey
2NJSP                                        mandated plan design.
                                             Available eff. 5/1/96
--------------------------------------------------------------------------------
J42000                   PHS/NJ 15/150       Benefits are based on New Jersey
3NJSP                                        mandated plan design.
                                             Available eff. 5/1/96
--------------------------------------------------------------------------------
J43000                   PHS/NJ 20/250       Benefits are based on New Jersey
4NJSP                                        mandated plan design.
                                             Available eff. 5/1/96
--------------------------------------------------------------------------------


CHARTER POS
================================================================================
                                             Statutory Charter POS plans in this
                                             market are being developed, and are
                                             anticipated to receive DOI approval
                                             Fall, 1996. These plans will be
                                             sold under Healthcare Solutions.
--------------------------------------------------------------------------------

NEW JERSEY STATUTORY PLANS GROUPS WITH 2-49 EMPLOYEES--HEALTHCARE SOLUTIONS PASSPORT POS (With Inpatient Hospital Copay)

====================================================================================================================================

Copay      In         Individual      Family          Coinsurance     Coinsured     Family Out      Annual     COMMENTS
Schedule   Network    Deductible      Deductible      (paid by PHS)   Charge        of Pocket       Benefit
           Plans                                                      Limit*        Maximum         Limit
------------------------------------------------------------------------------------------------------------------------------------

J4628S     PHS/NJ     $250            $5OO            80%             $10,000       N/A             NA         Available eff. 7-1-96

5NJSP      $5/75                                                      per member
------------------------------------------------------------------------------------------------------------------------------------

J4658S     PHS/NJ     $500            $l,OOO          80%             $10,000       N/A             NA         Available eff. 7-1-96

6NJSP      $5/75                                                      per member
------------------------------------------------------------------------------------------------------------------------------------

J4727S     PHS/NJ     $250            $500            70%             $10,000       N/A             NA         Available eff. 7-1-96

7NJSP      $10/100                                                    per member
------------------------------------------------------------------------------------------------------------------------------------

J4728S     PHS/NJ     $250            $500            80%             $10,000       N/A             NA         Available eff. 7-1-96

8NJSP      $10/100                                                    per member
------------------------------------------------------------------------------------------------------------------------------------

J4757S     PHS/NJ     $500            $ 1,000         70%             $10,000       N/A             NA         Available eff. 7-1-96

9NJSP      $10/100                                                    per member
------------------------------------------------------------------------------------------------------------------------------------

J4758S     PHS/NJ     $500            $1,000          80%             $10,000       N/A             NA         Available eff. 7-1-96

10NJSP     $10/100                                                    per member
------------------------------------------------------------------------------------------------------------------------------------

J4718S     PHS/NJ     $l,OOO          $2,000          80%             $10,000       N/A             NA         Available eff. 7-1-96

11NJSP     $10/100                                                    per member
------------------------------------------------------------------------------------------------------------------------------------

J4828S     PHS/NJ     $250            $500            80%             $10,000       N/A             NA         Available eff. 7-1-96

12NJSP     $15/150                                                    per member
------------------------------------------------------------------------------------------------------------------------------------

J4857S     PHS/NJ     $500            $l,000          70%             $10,000       N/A             NA         Available eff. 7-1-96

13NJSP     $15/150                                                    per member
------------------------------------------------------------------------------------------------------------------------------------

J4957S     PHS/NJ     $500            $ 1,000         70%             $10,000       N/A             NA         Available eff. 7-1-96

14NJSP     $20/250                                                    per member
------------------------------------------------------------------------------------------------------------------------------------

J4917S     PHS/NJ     $l,OOO          $2,000          70%             $10,000       N/A             NA         Available eff. 7-1-96

15NJSP     $20/250                                                    per member
------------------------------------------------------------------------------------------------------------------------------------


* The Coinsured Charge Limit is the amount of covered charges a member must incur each Calendar Year before no Coinsurance is required. Charges for Mental or Nervous Conditions and Substance Abuse Treatment are not subject to or eligible for the Coinsured Charge Limit.

NEW JERSEY STATUTORY PLANS GROUPS WITH 2-49 EMPLOYEES--HEALTHCARE SOLUTIONS PASSPORT POS (with $0 (Zero) Hospital Copay)

====================================================================================================================================

Copay      In         Individual      Family          Coinsurance     Coinsured     Family Out      Annual     COMMENTS
Schedule   Network    Deductible      Deductible      (paid by PHS)   Charge        of Pocket       Benefit
           Plans                                                      Limit*        Maximum         Limit
------------------------------------------------------------------------------------------------------------------------------------

J5028S     PHS/NJ     $250            $500            80%             $10,000       N/A             NA         Available
5NJSPZ     $5                                                         per member                               eff. 10-1-96
------------------------------------------------------------------------------------------------------------------------------------

J5058S     PHS/NJ     $500            $1,000          80%             $10,000       N/A             NA         Available
6NJSPZ     $5                                                         per member                               eff. 10-1-96
------------------------------------------------------------------------------------------------------------------------------------

J5127S     PHS/NJ     $250            $500            70%             $10,000       N/A             NA         Available
7NJSPZ     $10                                                        per member                               eff. 10-1-96
------------------------------------------------------------------------------------------------------------------------------------

J5128S     PHS/NJ     S250            $500            80%             $10,000       N/A             NA         Available
8NJSPZ     $10                                                        per member                               eff. 10-1-96
------------------------------------------------------------------------------------------------------------------------------------

J5157S     PHS/NJ     $500            $1,000          70%             $1O,OOO       N/A             NA         Available
9NJSPZ     $10                                                        per member                               eff. 10-1-96
------------------------------------------------------------------------------------------------------------------------------------

J5158S     PHS/NJ     $500            $1,000          80%             $10,000       N/A             NA         Available
10NJSPZ    $10                                                        per member                               eff. 10-1-96
------------------------------------------------------------------------------------------------------------------------------------

J5118S     PHS/NJ     $1,000          $2,000          80%             $lO,OO0       N/A             NA         Available
11NJSPZ    $10                                                        per member                               eff. 10-1-96
------------------------------------------------------------------------------------------------------------------------------------


* The Coinsured Charge Limit is the amount of covered charges a member must incur each Calendar Year before no Coinsurance is required. Charges for Mental or Nervous Conditions and Substance Abuse Treatment are not subject to or eligible for the Coinsured Charge Limit.

NEW JERSEY STATUTORY PLANS GROUPS WITH 2-49 EMPLOYEES--HEALTHCARE SOLUTIONS PASSPORT POS with $0 (Zero) Hospital Copay and $5,000 Coinsured Charge Limit

====================================================================================================================================

Copay      In         Individual      Family          Coinsurance     Coinsured     Family Out      Annual     COMMENTS
Schedule   Network    Deductible      Deductible      (paid by PHS)   Charge        of Pocket       Benefit
           Plans                                                      Limit*        Maximum         Limit
------------------------------------------------------------------------------------------------------------------------------------

J50285     PHS/NJ     $250            $500            80%             $5,000        N/A             NA         Available
5NJSPZF    $5                                                         per member                               eff. 1-1-97
------------------------------------------------------------------------------------------------------------------------------------

J50585     PHS/NJ     $500            $1,000          80%             $5,000        N/A             NA         Available
6NJSPZF    $5                                                         per member                               eff. 1-1-97
------------------------------------------------------------------------------------------------------------------------------------

J51285     PHS/NJ     $250            $500            80%             $5,000        N/A             NA         Available
8NJSPZF    $10                                                        per member                               eff. 1-1-97
------------------------------------------------------------------------------------------------------------------------------------

J51585     PHS/NJ     $500            $1,000          80%             $5,000        N/A             NA         Available
lONJSPZF   $10                                                        per member                               eff. 1-1-97
------------------------------------------------------------------------------------------------------------------------------------

J151185    PHS/NJ     $1,000          $2,000          80%             $5,000        N/A             NA         Available
11NJSPZF   $10                                                        per member                               eff. 1-1-97
------------------------------------------------------------------------------------------------------------------------------------


* The Coinsured Charge Limit Is the amount of covered charges a member must incur each Calendar Year before no Coinsurance is required. Charges for Mental or Nervous Conditions and Substance Abuse Treatment are not subject to or eligible for the Coinsured Charge Limit.

NEW JERSEY--GROUPS WITH 50 OR MORE EMPLOYEES

PASSPORT HMO--HEALTHCARE SOLUTIONS
================================================================================
J36000 (5-10NJP)      PHS 5 (Customized)       Healthcare Solutions, eff. 5/1/96
--------------------------------------------------------------------------------
J37000 (15-20,25      PHS 15 (Customized)      Healthcare Solutions, eff. 5/1/96
and 26NJP)
--------------------------------------------------------------------------------
J38000 (11-14NJP)     PHS 5/250 (Customized)   Healthcare Solutions, eff. 5/1/96
--------------------------------------------------------------------------------
J39000 (15-214NJP)    PHS 15/500 (Customized)  Healthcare Solutions, eff. 5/1/96
--------------------------------------------------------------------------------

NEW JERSEY--GROUPS W1TH 50 OR MORE EMPLOYEES--HEALTHCARE SOLUTIONS
CHARTER POS (Note: NJ Regulations probibit the sale of open access POS plans with less than a $250 deductible).

====================================================================================================================================

Copay      In         Individual      Family          Coinsurance     Individual    Family Out      Annual     COMMENTS
Schedule   Network    Deductible      Deductible      (paid by PHS)   Out of        of Pocket       Benefit
           Plans                                                      Pocket Max.   Maximum         Limit
------------------------------------------------------------------------------------------------------------------------------------

J3637G     PHS 5      $300            $750            70% of the      $1,800        $4,500          NA         Available for sale
6NJC                                                  next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3657G     PHS 5      $5OO            $1,250          70% of the      $2,000        $5,000          NA         Available for sale
7NJC                                                  next $5,OOO                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3638G     PHS 5      $300            $750            80% of the      $l,300        $3,250          NA         Available for sale
9NJC                                                  next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3658G     PHS 5      $500            $1,250          80% of the      $l,500        $3,750          NA         Available for sale
10NJC                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3837G     PHS 5/250  $300            $750            70% of the      $1,800        $4,500          NA         Available for sale
11NJC                                                 next $5,OOO                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3857G     PHS 5/250  $500            $1,250          70% of the      $2,000        $5,000          NA         Available for sale
12NJC                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3838G     PHS 5/250  $300            $750            80% of the      $l,300        $3,250          NA         Available for sale
13NJC                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3858H     PHS 5/250  $500            $l,250          80% of the      $1,500        $3,750          NA         Available for sale
14NJC                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3737G     PHS 15     $300            $750            70% of the      $1,800        $4,500          NA         Available for sale
16NJC                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3757G     PHS 15     $500            $1,250          70% of the      $2,000        $5,000          NA         Available for sale
17NJC                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

13738G     PHS 15     $300            $750            80% ofthe       $l,300        $3,250          NA         Available for sale
l9NJC                                                 next $5 000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3758G     PHS 15     $500            $1,250          80% of the      $l,500        $3,750          NA         Available for sale
20NJC                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------


NEW JERSEY--GROUPS WITH 50 OR MORE EMPLOYEES--HEALTHCARE SOLUTIONS
CHARTER POS (Note: NJ Regulations probibit the sale of open access POS plans with less than a $250 deductible).

====================================================================================================================================

Copay      In         Individual      Family          Coinsurance     Individual    Family Out      Annual     COMMENTS
Schedule   Network    Deductible      Deductible      (pd by PHS)     Out of        of Pocket       Benefit
           Plans                                                      Pocket Max.   Max.            Limit
------------------------------------------------------------------------------------------------------------------------------------
J3957G     PHS        $500            $1,250          70% of the      $2,000        $5,000          NA         Available for sale
21NJC      15/500                                     next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3958G     PHS        $500            $1,250          80% of the      $1,500        $3,750          NA         Available for sale
22NJC      15/500                                     next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3917G     PHS        $1,000          $2,500          70% of the      $3,700        $9,250          NA         Available for sale
23NJC      15/500                                     next $10,000                                             eff. 1-1-97 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3918G     PHS 5      $1,000          $2,500          80% of the      $2,800        $7,000          NA         Available for sale
24NJC      15/500                                     next $10,000                                             eff. 1-1-97 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3717G     PHS 15     $1,000          $2,500          70% of the      $3,700        $9,250          NA         Available for sale
25NJC                                                 next $10,000                                             eff. 1-1-97 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3718G     PHS 15     $1,000          $2,500          80% of the      $2,800        $7,000          NA         Available for sale
26NJC                                                 next $10,000                                             eff. 1-1-97 (1)
------------------------------------------------------------------------------------------------------------------------------------


NEW JERSEY--GROUPS W1TH 50 OR MORE EMPLOYEES--HEALTHCARE SOLUTIONS
PASSPORT POS

====================================================================================================================================

Copay      In         Individual      Family          Coinsurance     Individual    Family Out      Annual     COMMENTS
Schedule   Network    Deductible      Deductible      (paid by PHS)   Out of        of Pocket       Benefit
           Plans                                                      Pocket Max.   Max.            Limit
------------------------------------------------------------------------------------------------------------------------------------

J3627G     PHS 5      $200            $500            70% of the      $1,700        $4,250          NA         Available for sale
5NJP                                                  next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3637G     PHS 5      $3OO            $750            70% of the      $1,800        $4,500          NA         Available for sale
6NJP                                                  next $5,OOO                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3657G     PHS 5      $500            $1,250          70% of the      $2,000        $5,000          NA         Available for sale
7NJP                                                  next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3628G     PHS 5      $200            $500            80% of the      $l,200        $3,000          NA         Available for sale
8NJP                                                  next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3638G     PHS 5      $300            $750            80% of the      $1,300        $3,250          NA         Available for sale
9NJP                                                  next $5,OOO                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3658G     PHS 5      $500            $1,250          80% of the      $1,500        $3,750          NA         Available for sale
10NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3837G     PHS 5/250  $300            $750            70% of the      $l,800        $4,500          NA         Available for sale
11NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3857G     PHS 5/250  $500            $l,250          70% of the      $2,000        $5,000          NA         Available for sale
12NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3838G     PHS 5/250  $300            $750            80% of the      $1,300        $3,250          NA         Available for sale
13NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3858H     PHS 5/250  $500            $1,250          80% of the      $1,500        $3,750          NA         Available for sale
14NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------


NEW JERSEY--GROUPS WITH 50 OR MORE EMPLOYEES--HEALTHCARE SOLUTIONS
PASSPORT POS

====================================================================================================================================

Copay      In         Individual      Family          Coinsurance     Individual    Family Out      Annual     COMMENTS
Schedule   Network    Deductible      Deductible      (pd by PHS)     Out of        of Pocket       Benefit
           Plans                                                      Pocket Max.   Max.            Limit
------------------------------------------------------------------------------------------------------------------------------------
J3727G     PHS 15     $200            $500            70% of the      $1,700        $4,250          NA         Available for sale
15NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3737G     PHS 15     $300            $750            70% of the      $1,800        $4,500          NA         Available for sale
16NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3757G     PHS 15     $500            $1,250          70% of the      $2,000        $5,000          NA         Available for sale
17NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3728G     PHS 15     $200            $500            80% of the      $l,200        $3,000          NA         Available for sale
18NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3738G     PHS 15     $300            $750            80% of the      $1,300        $3,250          NA         Available for sale
19NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3758G     PHS 15     $500            $1,250          80% of the      $1,500        $3,750          NA         Available for sale
20NJP                                                 next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3957G     PHS        $500            $1,250          70% of the      $2,000        $5,000          NA         Available for sale
21NJP      15/500                                     next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3958G     PHS        $500            $l,250          80% of the      $1,500        $3,750          NA         Available for sale
22NJP      15/500                                     next $5,000                                              eff. 5/1/96 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3917G     PHS        $1,000          $2,500          70% of the      $3,700        $9,250          NA         Available for sale
23NJP      15/500                                     next $10,000                                             eff. 1-1-97 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3918G     PHS        $1,000          $2,500          80% of the      $2,800        $7,000          NA         Available for sale
24NJP      15/500                                     next $10,000                                             eff. 1-1-97 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3717G     PHS 15     $1,000          $2,500          70% of the      $3,700        $9,250          NA         Available for sale
25NJP                                                 next $10,000                                             eff. 1-1-97 (1)
------------------------------------------------------------------------------------------------------------------------------------

J3718G     PHS 15     $1,000          $2,500          80% of the      $2,800        $7,000          NA         Available for sale
26NJP                                                 next $10,000                                             eff. 1-1-97 (1)
------------------------------------------------------------------------------------------------------------------------------------


                                       NJ
                                   Schedule B
                Contracts Allowances Administrative Service Fee

I. Guardian's Administrative Services Fee (as a percentage of premium)

                                               HMO             POS
                                               ---             ---
 Marketing                                     0.63%          0.63%
 Sales                                         1.38%          1.38%
 Administration                                1.30%          1.30%
 Billing/Collections                           1.69%          1.69%
 Advertising                                   0.15%          0.15%
                 Total                         5.15%          5.15%


II. PHS' Administrative Services Fee (as a percentage of premium)

                                                HERO            POS
                                                ----            ---
 Health Services, UR                            1.67%          1.67%
 Net Mgt, MDD, QA                               2.43%          2.43%
 Operations                                     3.58%          3.58%
 Acct Svc., CustSrv.                            1.44%          1.44%
 Marketing                                      0.63%          0.63%
 Sales                                          0.15%          0.15%
 Administration                                 1.30%          1.30%
 Advertising                                    0.15%          0.15%
                       Total                   11.35%         11.35%

                                   EXHIBIT A-l

                            HMO REINSURANCE AGREEMENT










                                      EX-1